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                                 EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement of Global Sports, Inc. on Form S-8 of our report dated March 27, 1998, appearing in the Annual Report on Form 10-K of Global Sports, Inc. for the year ended Decembe 31, 1997.


                                        /s/ Deloitte & Touche LLP
                                        -----------------------------
                                        Deloitte & Touche LLP

Philadelphia, Pennsylvania
April 3, 1998